SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of June 25, 2014)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Current Yield Money Market Fund	N/A
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Advantage Fund	JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

Current Name	Prior Name
JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund (to be renamed JPMorgan International Research Enhanced Equity Fund on 6/30/14)	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Insurance Trust U.S. Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio, JPMorgan Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio and JPMorgan Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio and JPMorgan Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio and JPMorgan Insurance Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Mid Cap Growth Portfolio

One Group Investment Trust Mid Cap Growth Portfolio and JPMorgan Investment Trust Mid Cap Growth Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (name effective until 5/1/10)

JPMorgan Insurance Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio, JPMorgan Investment Trust Mid Cap Value Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09)
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan Market Neutral Fund	Highbridge Statistical Market Neutral Fund (name effective until 12/6/13)
JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)

Current Name	Prior Name
JPMorgan Insurance Trust International Equity Portfolio	N/A
JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)
JPMorgan International Realty Fund (to be liquidated on or about 7/31/14)	N/A
JPMorgan China Region Fund	N/A
JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund
JPMorgan Latin America Fund	N/A
JPMorgan Dynamic Growth Fund	N/A
JPMorgan International Value SMA Fund	N/A
JPMorgan Emerging Economies Fund	N/A
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan U.S. Research Equity Plus Fund	N/A
JPMorgan Alternative Strategies Fund	N/A
JPMorgan Research Equity Long/Short Fund	N/A
JPMorgan Global Natural Resources Fund	N/A
JPMorgan Multi-Cap Long/Short Fund	N/A
JPMorgan Global Equity Income Fund	N/A
JPMorgan Equity Focus Fund	N/A
Security Capital U.S. Core Real Estate Securities Fund	N/A
JPMorgan Asia Pacific Fund	JPMorgan Asia Pacific Focus Fund (name effective until 6/28/12)
JPMorgan Global Unconstrained Equity Fund	N/A
JPMorgan International Unconstrained Equity Fund	N/A
JPMorgan SmartAllocation Equity Fund	N/A
JPMorgan Global Research Enhanced Index Fund	N/A
JPMorgan Emerging Markets Equity Income Fund	N/A
JPMorgan Hedged Equity Fund	N/A
JPMorgan Equity Low Volatility Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Opportunistic Equity Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Europe Research Enhanced Equity Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Arizona Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund

Current Name	Prior Name
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Michigan Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (effective until 8/31/09)
JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A
JPMorgan International Currency Income Fund	N/A
JPMorgan Tax Aware Real Return SMA Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Tax Aware High Income Fund	N/A
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Total Return Fund	N/A
JPMorgan Inflation Managed Bond Fund	N/A
JPMorgan Managed Income Fund	N/A
JPMorgan Multi-Sector Income Fund	N/A
JPMorgan Diversified Real Return Fund	N/A
JPMorgan Tax Aware Income Opportunities Fund	N/A
JPMorgan Current Income Fund	N/A
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Emerging Markets Local Currency Debt Fund	N/A
JPMorgan SmartAllocation Income Fund	N/A
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Commodities Strategy Fund	N/A
JPMorgan Corporate Bond Fund	N/A
JPMorgan Short Duration High Yield Fund	N/A
JPMorgan Dynamic Income Fund	N/A
JPMorgan Emerging Markets Corporate Debt Fund	N/A
JPMorgan Income Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2015 Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement Blend Income Fund	N/A
JPMorgan SmartRetirement Blend 2015 Fund	N/A
JPMorgan SmartRetirement Blend 2020 Fund	N/A
JPMorgan SmartRetirement Blend 2025 Fund	N/A
JPMorgan SmartRetirement Blend 2030 Fund	N/A
JPMorgan SmartRetirement Blend 2035 Fund	N/A
JPMorgan SmartRetirement Blend 2040 Fund	N/A
JPMorgan SmartRetirement Blend 2045 Fund	N/A
JPMorgan SmartRetirement Blend 2050 Fund	N/A
JPMorgan SmartRetirement Blend 2055 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)
JPMorgan Total Emerging Markets Fund	N/A
JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/15/14)
JPMorgan Multi-Manager Alternatives Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title: